

                   UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                      FORM 8-K

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: December 31, 2002

                          LINCOLN NATIONAL CORPORATION

             (Exact name of registrant as specified in its charter)


       Indiana                       1-6028                         35-1140070
(State of Incorporation)     (Commission File Number)     (I.R.S. Employer Identification No.)

1500 Market Street, Suite 3900, Centre Square West Tower, Philadelphia, PA  19102
                     (Address of principal executive offices)

                    Registrant's telephone number 215-448-1400


Item 9

Updated Guidance for Estimated Effect of Equity Market Volatility.

Lincoln National Corporation
First Quarter 2003 Guidance for the Estimated Effect of Equity
Market Volatility

In prior periods, Lincoln National Corporation ("LNC") provided guidance on the estimated effect of equity market volatility on its 2002 results. The following guidance is being provided for purposes of modeling the expected effects of equity market volatility for the first quarter 2003. As will be explained in greater detail below, the effects on LNC's results of significant volatility in equity markets are complex and are not expected to be proportional for market increases and market decreases. The first quarter 2003 information provided below is based upon market conditions and LNC's mix of business as of the beginning of the year. This guidance can be expected to change as actual circumstances change. Although LNC believes this guidance provides reasonable estimates based upon conditions as of January 1, 2003, LNC claims no responsibility for updating this forward-looking information.

This guidance is intended to provide a general indication of the expected effect of equity market volatility on LNC's fee income; deferred acquisition costs ("DAC") and present value of in-force ("PVIF") intangible assets; and guaranteed minimum death benefit ("GMDB") reserves. Excluded from this guidance is the effect that equity market changes may have upon LNC's realized and unrealized gains and losses on investments, and intangible assets, other than DAC and PVIF. For example, write-downs for impairment of goodwill and deferred dealer commission assets may be necessary under certain market conditions. These matters are not included within the guidance provided in this document.

Market Indices Used For Modeling LNC's Various Operating Segments

In measuring the estimated effects of changes in equity markets on its Retirement segment, LNC uses the S&P 500 index. LNC has generally found that the S&P 500 index is reasonably correlated to the effect of overall equity markets performance on this segment's account values. Because LNC's fee income earned on its variable annuity business is determined daily, the change in the S&P 500 on a daily average basis relative to the level of the S&P 500 at the beginning of each quarter provides a reasonable indication of the impact quarterly changes in equity markets have on the Retirement
segment's fee income.   Because end of period account values are used for
computing DAC unlocking and for incurred GMDB costs, the end of period change in the S&P 500 is used in measuring the estimated market impact of DAC unlocking and for the impact associated with incurred GMDB costs. In addition, because DAC and GMDB calculations have an assumed 9% positive annual equity market return, or a 2.25% quarterly assumption, variances in actual market performance relative to these calculation assumptions will generate positive or negative DAC unlocking and GMDB adjustments.

It is important to understand that the actual effect on fee income of market changes in the current quarter of an equity market change and the effect in the immediately following quarter will not be equal to a pro-rata 25% of the estimated annualized effect of the market change. This is due to the fact that the actual change in fee income in the immediate quarter during which the market changes is measured by the change in actual variable account values from the beginning of the quarter compared to the average balance of variable account values for the quarter. The change in fee income due to the change from average account values to ending account values does not occur in the immediate quarter of the market change; rather, that change in fee income will occur in the quarter following the market change. LNC estimates that this lagging effect for the fourth quarter 2002 equity markets change will create a decrease of $0.5 million in the first quarter of 2003, because average account values for the fourth quarter of 2002 exceeded the level of ending account values at December 31, 2002.

LNC also uses the S&P 500 index when describing the general effects of changes in equity markets for the Life Insurance segment. For the Lincoln UK segment, the FTSE 100 index provides a reasonable measure for approximating the effect of equity markets performance on earnings. LNC estimates that the lagging effect for the fourth quarter 2002 equity markets change will create a decrease of $0.1 million in fee income for Lincoln UK in the first quarter of 2003, because average account values for the fourth quarter of 2002 exceeded the level of ending account values at December 31, 2002.

Additional market indices are used in measuring the effects of the market on the results of LNC's Investment Management segment. All of the relevant equity market indices (S&P, NASDAQ and MSCI EAFE) declined during the third quarter, ranging from a 19.9% NASDAQ decline to a 19.7% decline in the MSCI EAFE index. The fourth quarter increases were a 13.9% increase in the NASDAQ and a 6.5% increase in the MSCI EAFE index. The ongoing effect of the fourth quarter equity markets increase is expected to be a $0.1 million increase in the first quarter of 2003.

Illustrative Scenarios

The following discussion concerning the estimated effects of ongoing equity market volatility on LNC's earnings is intended to be illustrative. Actual effects may vary depending on a variety of factors, many of which are outside of LNC's control, such as changing customer behaviors that might result in changes in the mix of LNC's business between variable or fixed annuity contracts, switching between investment alternatives available within variable products, or changes in policy lapsation rates. The relative effects shown in the illustrative scenarios presented below should not be considered to be indicative of the proportional effects on earnings that more significant changes in equity markets may generate. Such non-proportional effects include those discussed earlier, such as incurred GMDB costs and DAC unlocking.

Since the effects of continued equity market volatility is complex and subject to a variety of estimates and assumptions, such as assumed rates of long-term equity market performance, it is difficult to provide information that can be reliably applied to predict earnings effects over a broad range of equity markets performance alternatives. But in an effort to provide some insight into these matters, LNC has provided below illustrative examples of the effects that equity market volatility might be expected to have on LNC's earnings. The underlying assumptions regarding these illustrations are as follows:

1) The first scenario assumes that equity markets remain unchanged from their respective levels at December 31, 2002 through the first quarter of 2003.

2) The second scenario assumes that from December 31, 2002 through the end of the first quarter of 2003 equity markets increase smoothly by 2.5%.

3) The third scenario assumes that from December 31, 2002 through the end of the first quarter of 2003 equity markets decline smoothly by 2.5%.

As the above assumptions indicate, actual equity market changes that may have occurred since December 31, 2002 up to the date of issuance of this guidance are not being considered; rather, the examples that follow are provided to illustrate the effects of a hypothetical change in equity markets from December 31, 2002. The following tables are examples of the estimated effects on earnings that might be expected for each of these scenarios.

Scenario #1:

No change in equity markets from December 31, 2002 through March 31, 2003. Estimated Effect on First Quarter of 2003 Results- (Million $):




                             Market     Ongoing
                             Effects   Effects of     Current       Total
                            Reported     Market      Effects in   Effect in
                            in Fourth    Changes       First        First
Segment                      Quarter    from Q402     Quarter      Quarter
                              2002       on Q103       2003         2003

Retirement  Fees Q1
            Effect*             $-         $-           $-           $-

            Fees Q4
            Effect*           $2.8      $(0.5)          $-        $(0.5)

            Total Fee
            Income            $2.8      $(0.5)          $-        $(0.5)

            Other               $-         $-           $-           $-

            GMDB              $2.5         $-        $(5.9)       $(5.9)

            DAC               $0.6         $-           $-           $-

Retirement  Total Effect      $5.9      $(0.5)       $(5.9)       $(6.4)

Life
Insurance   Total Effect      $0.6         $-        $(0.2)       $(0.2)

Investment
Management  Total Effect      $1.4       $0.1           $-         $0.1

Lincoln UK  Fee Income*       $0.5      $(0.1)          $-        $(0.1)

            DAC/PVIF          $1.4         $-        $(0.9)       $(0.9)

Lincoln UK  Total Effect      $1.9      $(0.1)       $(0.9)       $(1.0)

LNC Total   Total Effect      $9.8      $(0.5)       $(7.0)       $(7.5)


* Differences exist in the market change effect on fee income for the current quarter, as compared to the ongoing quarterly effect, because the change in fee income in the immediate quarter is determined by the change in beginning variable account balances to average variable account balances for the current quarter. The change in fee income in the next subsequent quarter is determined by the change in average account values to ending variable account values that occurred due to the market changing in the preceding quarter. However, in all following quarters, the ongoing effect of changes in the market occurring in the current quarter will be determined by the difference in beginning of quarter to end of quarter
variable account balances.   For purposes of this guidance, the change in
account values is assumed to correlate with the change in the relevant index.

Scenario #2:

2.5% increase in equity markets from December 31, 2002 to March 31, 2003 occurs smoothly during the quarter.

Estimated Effect on First Quarter of 2003 Results- (Million $):




                             Market     Ongoing
                             Effects   Effects of     Current       Total
                            Reported     Market      Effects in   Effect in
                            in Fourth    Changes       First        First
Segment                      Quarter    from Q402     Quarter      Quarter
                              2002       on Q103       2003         2003

Retirement  Fees Q1
            Effect*             $-         $-         $0.6         $0.6

            Fees Q4
            Effect*           $2.8      $(0.5)          $-        $(0.5)

            Total Fee
            Income            $2.8      $(0.5)        $0.6         $0.1

            Other               $-         $-           $-           $-

            GMDB              $2.5         $-        $(3.9)       $(3.9)

            DAC               $0.6         $-           $-           $-

Retirement  Total Effect      $5.9      $(0.5)       $(3.3)       $(3.8)

Life
Insurance   Total Effect      $0.6         $-           $-           $-

Investment
Management  Total Effect      $1.4       $0.1         $0.4         $0.5

Lincoln UK  Fee Income*       $0.5      $(0.1)        $0.1           $-

            DAC/PVIF          $1.4         $-         $0.1         $0.1

Lincoln UK  Total Effect      $1.9      $(0.1)        $0.2         $0.1

LNC Total   Total Effect      $9.8      $(0.5)       $(2.7)       $(3.2)


* See * under Scenario #1 for explanation.

Scenario #3:

2.5% decline in equity markets from December 31, 2002 to March 31, 2003 occurs smoothly during the quarter.

Estimated Effect on First Quarter of 2003 Results- (Million $):




                             Market     Ongoing
                             Effects   Effects of     Current       Total
                            Reported     Market      Effects in   Effect in
                            in Fourth    Changes       First        First
Segment                      Quarter    from Q402     Quarter      Quarter
                              2002       on Q103       2003         2003

Retirement  Fees Q1
            Effect*             $-         $-        $(0.6)       $(0.6)

            Fees Q4
            Effect*           $2.8      $(0.5)          $-        $(0.5)

            Total Fee
            Income            $2.8      $(0.5)       $(0.6)       $(1.1)

            Other               $-         $-        $(0.6)       $(0.6)

            GMDB              $2.5         $-       $(10.7)      $(10.7)

            DAC               $0.6         $-        $(2.4)       $(2.4)

Retirement  Total Effect      $5.9      $(0.5)      $(14.3)      $(14.8)

Life
Insurance   Total Effect      $0.6         $-        $(0.5)       $(0.5)

Investment
Management  Total Effect**    $1.4       $0.1        $(0.4)       $(0.3)

Lincoln UK  Fee Income*       $0.5      $(0.1)       $(0.1)       $(0.2)

            DAC/PVIF          $1.4         $-        $(1.9)       $(1.9)

Lincoln UK  Total Effect      $1.9      $(0.1)       $(2.0)       $(2.1)

LNC Total   Total Effect      $9.8      $(0.5)      $(17.2)      $(17.7)


* See * under Scenario #1 for explanation.

** The above table excludes the impact from an impairment of the deferred dealer commission asset within the Investment Management segment, which, in the event of a 10% decline in equity markets from December 31, 2002 levels could range from a loss of $8.1 million to $12.4 million after-tax with the application of using assumed discount rates ranging between 10 to 18% for purposes of measuring the fair value of the deferred dealer commission asset.

Estimated Effect of Each One-Percent Change in Equity Markets

The above examples are based upon the estimated annual effect on earnings for each one-percentage point change in relevant equity market indices. Taking one-fourth of this annual estimate will generate the expected effect of the equity market change on quarterly earnings, with the exception of DAC unlocking and GMDB incurred cost calculations where the effect is fully reflected in one quarter. The estimated annual effect in millions of dollars per one-percentage change and the changes in each of the relevant market indices used in the above examples, are listed in the following table.



----------------------------------------------------------------------------------------------------------
                                                                    2.50% increase      2.50% decline in
Segment and                                     No Change in       in First Quarter      First Quarter
Effect                 Relevant Measure             Market              2003                  2003
----------------------------------------------------------------------------------------------------------
Retirement - Fee       Ave Daily Change in S&P   $2.0 M x 0.0       $2.0 M x 1.25        $2.0 M x (1.25)
Income                 500
----------------------------------------------------------------------------------------------------------
Retirement - Other     Actual Change in S&P 500  $0.5 M x 0.0       $0.5 M x 0.25        $0.5 M x (4.75)
Items                  vs. Expected
----------------------------------------------------------------------------------------------------------
Retirement - GMDB      Actual Change in S&P 500  ($5.9M)           ($5.9M)+ $0.8        ($5.9M) + ($1.9
Incurred Costs         vs. Expected                                  M x 2.5             M) x (2.5)
----------------------------------------------------------------------------------------------------------
Retirement - DAC       Actual Change in S&P 500  $0.0 M x 0.0       $0.0 M x 0.25        $0.5 M x (4.75)
                       vs. Expected
----------------------------------------------------------------------------------------------------------
Life Insurance - DAC   Actual Change in S&P 500  $0.11 M x         $0.11 M x 0.25       $0.11 M x (4.75)
                       vs. Expected               (2.25)
----------------------------------------------------------------------------------------------------------
Investment             Blend of Market Indices   $0.6 M x 0.0        $0.6 M x 2.5         $0.6 M x (2.5)*
Management - Total *
----------------------------------------------------------------------------------------------------------
Lincoln UK - Fee       Ave Daily Change in FTSE  $0.2 M x 0.0       $0.2 M x 1.25        $0.2 M x (1.25)
Income                 100
----------------------------------------------------------------------------------------------------------
Lincoln UK -           Actual Change in FTSE     $0.4 M x (2.25)    $0.3 M x 0.25        $0.4 M x (4.75)
DAC/PVIF               100 vs. Expected Change
----------------------------------------------------------------------------------------------------------


* The above table excludes the impact from an impairment of the deferred dealer commission asset within the Investment Management segment. An 8% decline in equity markets from December 31, 2002 levels may trigger a loss, which would range from $8.0 million to $12.3 million after-tax with the application of using assumed discount rates ranging between 10 to 18% for purposes of measuring the fair value of the deferred dealer commission asset. The balance of the deferred dealer commission asset as of December 31, 2002 was $53 million.

Sensitivity Factors for Retirement Segment

As the above table indicates, the annual effect of a one percent change in equity markets varies depending upon the severity of the change. Presented below are estimated one million dollar effects for various market changes that are currently used by LNC in modeling the Retirement segment. These estimated effects are subject to ongoing modification, as they are particularly sensitive to the mix of business and to the actual level of variable account balances.

The following table provides the annual effect for changes in equity markets for the Retirement segment related to fee income and other:


($Millions for each 1% Change in Relevant Market Index)
----------------------------------------------------------------------------------------------------------
               20% +    11 - 20%    6 - 10%     1 to 5%      No       1 to 5%      6 - 10%       11% +
              Decline    Decline    Decline     Decline    Change     Increase     Increase
----------------------------------------------------------------------------------------------------------
Fee Income     (1.6)      (1.8)      (1.9)       (2.0)       -          2.0           2.1         2.2
----------------------------------------------------------------------------------------------------------
Other          (0.5)      (0.5)      (0.5)       (0.5)       -          0.5           0.5         0.5
----------------------------------------------------------------------------------------------------------


The estimated annual effects indicated in the table above are applicable for the first quarter of 2003. For example, assume an estimate is being computed for the quarterly effect on Retirement fee income due to a 2.50% increase in the markets occurring in the first quarter of 2003. In this example, the expected quarterly effect of a first quarter 2.50% increase is estimated as: ($2.0*1.25/4) = $0.625 million.

The table provided below contains information for use in estimating the first quarter 2003 effect for changes in equity markets for the Retirement segment related to GMDB and DAC. For GMDB, quarterly results will include a reserve adjustment. This is due to the fact that LNC has established the GMDB reserves net of anticipated future GMDB fee revenues. As a result, an adjustment will be required to increase GMDB reserves during periods where a GMDB Net Amount At Risk exists. Based upon the Net Amount At Risk for GMDB at December 31, 2002, the first quarter 2003 GMDB reserve adjustment is estimated at $5.9 million (included in the no change column in the table below).



($Millions for each 1% Change in Relevant Market Index)
----------------------------------------------------------------------------------------------------------
               20% +    11 - 20%    6 - 10%     1 to 5%      No       1 to 5%      6 - 10%       11% +
              Decline    Decline    Decline     Decline    Change     Increase     Increase
----------------------------------------------------------------------------------------------------------
GMDB           (2.7)      (2.3)      (2.1)       (1.9)    (5.9)         0.8           1.0         1.3
----------------------------------------------------------------------------------------------------------
DAC            (0.9)      (0.6)      (0.6)       (0.5)       -            -           0.3         0.4
----------------------------------------------------------------------------------------------------------


The estimated quarterly effects indicated in the table above are applicable for the first quarter of 2003. For example, assume an estimate is being computed for the quarterly effect on Retirement's GMDB reserve due to a 2.5% increase in the equity markets occurring in the first quarter of 2003. The estimated quarterly effect is calculated as follows: $(5.9) + 0.8*2.5 = $(3.9) million.

Forward-Looking Statements - Cautionary Language

The preceding information discusses factors that may affect future financial performance. Certain statements contained in this document are "forward-looking statements" within the meaning of the Securities Litigation Reform Act of 1995 (the "Act"). Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain words like: "believe", "anticipate", "expect", "estimate", "project", "will", "shall" and other words or phrases with similar meaning.

Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from the results contained in the forward-looking statements. These risks and uncertainties include, among others, subsequent significant changes in: the Company (e.g., acquisitions and divestitures of legal entities and blocks of business - directly or by means of reinsurance transactions); financial markets (e.g., interest rates and securities markets); competitors and competing products and services; LNC's ability to operate its businesses in a relatively normal manner; legislation (e.g., corporate, individual, estate and product taxation); the price of LNC's stock; accounting principles generally accepted in the United States; regulations (e.g., insurance and securities regulations); and debt and claims-paying ratings issued by nationally recognized statistical rating organizations.

Other risks and uncertainties include: the risk that significant accounting, fraud or corporate governance issues may adversely affect the value of certain investments; whether necessary regulatory approvals are obtained (e.g., insurance department, Hart-Scott-Rodino, etc.) and, if obtained, whether they are obtained on a timely basis; whether proceeds from divestitures of legal entities and blocks of business can be used as planned; litigation, arbitration and other actions (e.g., (a) adverse decisions in significant actions including, but not limited to extra contractual and class action damage cases, (b) new decisions which change the law, (c) unexpected trial court rulings, (d) unavailability of witnesses and (e) newly discovered evidence); acts of God (e.g., hurricanes, earthquakes and storms); whether there will be any significant charges or benefits resulting from the contingencies described in the footnotes to LNC's consolidated financial statements; acts of terrorism or war; the stability of governments in countries in which LNC's subsidiaries do business; and other insurance risks (e.g., policyholder mortality and morbidity).

The risks included here are not exhaustive. LNC's annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the Securities and Exchange Commission include additional factors which could impact LNC's business and financial performance. Moreover, LNC operates in a rapidly changing and competitive environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors. Further, it is not possible to assess the impact of all risk factors on LNC's business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undo reliance on forward-looking statements as a prediction of actual results or a
projection of earnings.   In addition, LNC disclaims any obligation to
update any forward-looking statements to reflect events or circumstances that occur after the date of this report.